UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 5, 2005

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 5, 2005, Alexion Pharmaceuticals, Inc. issued a press release relating to its results of operations and financial conditions for the quarter and year ended July 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on October 5, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

	By:	/s/ Thomas I. H. Dubin
Date: October 5, 2005	Name:	Thomas I. H. Dubin
	Title:	Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on October 5, 2005.